Exhibit 10.2
THREDUP, INC.
SECOND AMENDED AND RESTATED
2010 STOCK INCENTIVE PLAN
(as amended on February 1, 2021)
SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the ThredUp, Inc. Second Amended and Restated 2010 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons (including prospective employees, but conditioned on their employment) of ThredUp, Inc., a Delaware corporation (including any successor entity, the “Company”) and any Subsidiary, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.
The following terms shall be defined as set forth below:
“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.
“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, that except to the extent explicitly provided to the contrary, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.
“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Holder, (ii) the Holder being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Holder’ s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (iii) the Holder being subject to a transfer of its Issued Shares or Award(s) by operation of law (including by divorce, even if not insolvent), except by reason of death.
“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any of the Company’s current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nondisclosure and/or assignment of inventions.
“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Committee” means the Committee of the Board referred to in Section 2.
“Consultant” means any natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Disability” means “disability” as defined in Section 422(c) of the Code.
“Effective Date” means the date on which the Plan is adopted as set forth on the final page of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.
“Good Reason” shall have the meaning set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 50 miles in the geographic location in which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.
“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.
“Holder” means, with respect to an Award or any Issued Shares, the Person holding such Award or Issued Shares, including the initial recipient of the Award or any Permitted Transferee.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly held.
“Issued Shares” means, collectively, all outstanding Shares issued pursuant to Restricted Stock Awards, Unrestricted Stock Awards and Restricted Stock Units and all Option Shares.
“NASDAQ” means the NASDAQ Stock Market LLC.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Option Shares” means outstanding shares of Stock that were issued to a Holder upon the exercise of a Stock Option.
“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Issued Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.
“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Repurchase Event” means (i) a Sale Event or (ii) the Holder’s Bankruptcy.
“Restricted Stock Award” means Awards granted pursuant to Section 6 and “Restricted Stock” means Shares granted pursuant to such Awards.
“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or stock as determined by the Committee, pursuant to Section 8.
“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation involving the Company in which the shares of voting stock of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50 percent of the outstanding voting power of such surviving or resulting entity, (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company’s Initial Public Offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Shares” means shares of Stock.
“Stock” means the Common Stock, par value $0.0001 per share, of the Company.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.
“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a

Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.
“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares granted pursuant to such Awards.
SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)    Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised, except as contemplated by Section 2(b), of one or more Director(s) of the Company. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).
(b)    Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)    to select the individuals to whom Awards may from time to time be granted;
(ii)    to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;
(iii)    to determine the number of shares of Stock to be covered by any Award and, subject to the provisions of Section 5(a)(i) below, the price, exercise price, conversion ratio or other price relating thereto;
(iv)    to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;
(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)    to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;
(vii)    subject to any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised;

(viii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan; and
(ix)    to delegate certain administrative authority under the Plan to the Chief Executive Officer of the Company or a committee consisting of the Chief Executive Officer and one or more other officer(s) of the Company, subject to compliance with applicable law.
All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.
(c)    Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.
(d)    Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(e)    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION
(a)    Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 28,880,0471 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without
1 The Plan was originally adopted by the Board on February 8, 2010 with 194,000 shares of Common Stock reserved, and this was approved by the stockholders on February 8, 2010. On June 25, 2010, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 30,000 shares, from 194,000 shares to 224,000 shares. The stockholders approved such increase on June 25, 2010. On March 28, 2011, the Company effected a stock split, such that each share of Common Stock of the Company automatically split and converted into ten (10) shares of Common Stock, such that the number of shares reserved under the Plan increased from 224,000 shares to 2,240,000 shares. On March 28, 2011, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 1,568,620 shares, from 2,240,000 shares to 3,808,620 shares. The stockholders approved such increase on March 28, 2011. On September 10, 2012, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 1,659,770 shares, from 3,808,620 shares to 5,468,390 shares. The stockholders approved such increase on September 10, 2012. On July 11, 2014, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 1,601,739 shares, from 5,468,390 shares to 7,070,129 shares. The stockholders approved such increase on July 11, 2014. On December 2, 2014, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 3,000,000 shares, from 7,070,129 shares to 10,070,129 shares. The stockholders approved such increase on February 27, 2015. On August 27, 2015, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 1,976,113 shares, from 10,070,129 shares to 12,046,242 shares. The stockholders approved such increase on August 27, 2015. On September 16, 2016, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 2,700,000 shares, from 12,046,242 shares to 14,756,242 shares. The stockholders approved such increase on November 2, 2016. On October 4, 2017, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 2,000,000 shares, from 14,746,242 shares to 16,746,242 shares. The stockholders approved such increase on October 6, 2017. On January 8, 2018, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 232,301 shares, from 16,746,242 shares to 16,978,543 shares. The stockholders approved such increase on January 8, 2018. On March 22, 2019, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 2,429,397 shares, from 16,978,543 shares to 19,407,940 shares. The stockholders approved such increase on April 15, 2019. On May 22, 2019, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 872,620 shares, from 19,407,940 shares to 20,280,560 shares. The stockholders approved such increase on May 31, 2019. On June 17, 2019, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 1,206,665 shares, from 20,280,560 shares to 21,487,225 shares. The stockholders approved such increase on June 17, 2019. On February 19, 2020, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 1,234,438 shares, from 21,487,225 shares to 22,721,663 shares. The stockholders approved such increase on March 10, 2020. On April 29, 2020, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 660,000 shares, from 22,721,663 to 23,381,663. The stockholders approved an increase to 23,376,663 shares on May 12, 2020. On August 11, 2020, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 4,184,785 shares, from 23,381,663 to 27,561,448. The stockholders approved an increase to 27,561,448 shares on August 14, 2020. On August 26, 2020, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 318,599 shares, from 27,561,448 to 27,880,047. The stockholders approved an increase to 27,880,047 shares on August 26, 2020. On January 22, 2021, the Board amended the total number of shares of Common Stock reserved under the Plan to increase such number by 1,000,000 shares, from 27,880,047 to 28,880,047. The stockholders approved an increase to 28,880,047 shares on February 1, 2021.

the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award, and no more than 169,400,000 shares may be issued pursuant to Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)    Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities without the receipt or consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable; provided, however, that the Committee shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporation Code. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.
(c)    Sale Events.
(i)    Options.
(A)    In the case of and subject to the consummation of a Sale Event, the Plan and all Options issued hereunder shall terminate upon the effective time of any such Sale Event unless provision is made in connection with the Sale Event for the assumption or continuation of Options theretofore granted by the successor entity, or the substitution of such Options with new Options of the successor entity or parent thereof, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).
(B)    In the event of the termination of the Plan and all Options issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all such Options which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.
(C)    Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested Options.
(ii)    Option Shares. Unless otherwise provided in an Award Agreement, in the case of and subject to the consummation of a Sale Event, Option Shares shall be subject to the repurchase right set forth in Section 9(c)(i).
(iii)    Restricted Stock and Restricted Stock Unit Awards.
(A)    In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards (other than those becoming vested as a result of the Sale Event) issued hereunder shall be forfeited immediately prior to the effective time of any such Sale Event unless provision is made in connection with the Sale Event for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with an equitable or proportionate adjustment as to the number and kind of shares subject to such Awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).
(B)    In the event of the forfeiture of shares of Restricted Stock issued hereunder pursuant to Section 3(c)(iii)(A), such shares of Restricted Stock shall be repurchased from the Holder thereof at a price per share equal to the lower of the original per share purchase price paid by the recipient (subject to adjustment as provided in Section 3(b)) or the current Fair Market Value of such shares, determined immediately prior to the effective time of the Sale Event.
(C)    Notwithstanding anything to the contrary in Section 3(c)(iii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Restricted Stock or Restricted Stock Unit Awards in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of shares of Stock subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

(iv)    Unrestricted Stock Awards. Unless otherwise provided in an Award Agreement, any shares of Unrestricted Stock shall be treated in a Sale Event the same as all other Shares then outstanding.
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons (including prospective employees, but conditioned on their employment) of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall only be granted to those individuals described in Rule 701(c) of the Securities Act and, provided, further, that an Incentive Stock Option may be granted only to a person who, at the time the Incentive Stock Option is granted, is an employee of the Company or any Subsidiary.
SECTION 5. STOCK OPTIONS
Upon the grant of a Stock Option, the Company and the grantee shall enter into a Stock Option Award Agreement. The terms and conditions of each such Stock Option Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
(a)    Terms of Stock Options. The Committee in its discretion may grant Stock Options to eligible officers, employees, directors, Consultants and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.
(i)    Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.
(ii)    Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.
(iii)    Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit an optionee to exercise all or a portion of a Stock Option immediately at grant; provided that the Option Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such shares shall be deemed to be Restricted Stock for the purpose of the Plan and the optionee shall be required to enter into a Restricted Stock Award Agreement and any other similar documentation required by the Company as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any such shares unless and until a Stock Option shall have been exercised pursuant to the terms hereof and the optionee’s name shall have been entered on the books of the Company as a stockholder.
(iv)    Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Option Award Agreement:
(A)    In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;
(B)    If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if required by state law;
(C)    If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly-traded), through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(D)    If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly-traded), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; and

(E)    If permitted by the Committee, with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. No certificates for shares of Stock so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the shares for the optionee’s own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate (or notation on any book entry) representing the shares to evidence the foregoing restrictions, (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option, and (iv) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to shares of the Stock. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.
(b)    Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
(c)    Termination. In the event that an optionee’s Service Relationship terminates, such optionee may thereafter exercise his, her or its Stock Option, to the extent that it was vested and exercisable on the date of such termination, until the date specified below. Any portion of the Stock Option that is not vested and exercisable on the date of termination of such Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) six months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Option Agreement), or (B) 30 days following the date on which the optionee’s Service Relationship terminates if the termination is due to any other reason (or such longer period of time as determined by the Committee and set forth in the applicable Option Award Agreement), or (ii) the Expiration Date set forth in the Option Award Agreement; provided that notwithstanding the foregoing, an Option Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.
(d)    Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Stock Option Award Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 of the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.
SECTION 6. RESTRICTED STOCK AWARDS
(a)    Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees, all of whom must be eligible persons under Section 4 hereof.
(b)    Rights as a Stockholder. Upon execution of a Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Shares of Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Restricted Stock Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.
(c)    Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if any, if a grantee’s employment (or other Service Relationship) with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Restricted Stock Award Agreement.
(d)    Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Award Agreement.
SECTION 7. UNRESTRICTED STOCK AWARDS
The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 8. RESTRICTED STOCK UNITS
(a)    Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. The grant of Restricted Stock Unit(s) is contingent on the grantee executing a Restricted Stock Unit Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s), shall be settled in the form of cash or shares of Stock, as specified in the Award agreement.
(b)    Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to shares of Stock, if any, acquired upon settlement of a Restricted Stock Unit. A grantee shall not be deemed to have acquired any such shares unless and until a Restricted Stock Unit shall have been settled in Stock pursuant to the terms hereof, the Company shall have issued and delivered a certificate representing the shares to the grantee, and the grantee’s name shall have been entered in the books of the Company as a stockholder.

(c)    Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and any Subsidiary for any reason.
SECTION 9. TRANSFER RESTRICTIONS RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS
(a)    Restrictions on Transfer.
(i)    Non-Transferability of Stock Options. Stock Options and, prior to exercise, the shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option that the optionee may transfer by gift or domestic relations order, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. Stock Options, and the shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.
(ii)    Issued Shares. No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 9, (ii) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan, including this Section 9. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any disposition not made in strict compliance with the provisions of this Section 9. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Issued Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply only with respect to the original recipient):
(A)    Transfers to Permitted Transferees. The Holder may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that following such sale, assignment, transfer or gift, such Issued Shares shall continue to be subject to the terms of this Plan (including this Section 9) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company. Notwithstanding the foregoing, the Holder may not sell, assign, transfer or give any or all of the Issued Shares to any Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.
(B)    Transfers Upon Death. Upon the death of the Holder, any Issued Shares then held by the Holder at the time of such death and any Issued Shares acquired thereafter by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.
(b)    Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of such Holder’s Issued Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Issued Shares which the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares purchased by such proposed transferee shall no longer be subject to the terms of the Plan. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to shares of the Stock, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.
(c)    Company’s Right of Repurchase.
(i)    Right of Repurchase for Option Shares. The Company or its assigns shall have the right and option upon a Repurchase Event to repurchase from a Holder of Option Shares some or all (as determined by the Company) of the Option Shares held or subsequently acquired upon exercise of a Stock Option by such Holder at the price per share specified below. Such repurchase right may be exercised by the Company within the later of (A) six months following the date of such Repurchase Event or (B) seven months after the acquisition of such Option Shares upon exercise of a Stock Option (the “Option Shares Repurchase Period”). The “Option Shares Repurchase Price” shall be equal to the Fair Market Value of the Option Shares, determined as of the date the Committee elects to exercise its repurchase rights in connection with a Repurchase Event.
(ii)    Right of Repurchase With Respect to Restricted Stock and Shares issued pursuant to an Unrestricted Stock Award or Restricted Stock Unit Award. Unless otherwise set forth in the agreement entered into by the recipient and the Company in connection with a Restricted Stock Award, Unrestricted Stock Award or Restricted Stock Unit Award, the Company or its assigns shall have the right and option upon a Repurchase Event to repurchase from a Holder of Issued Shares received pursuant to a Restricted Stock Award, Unrestricted Stock Award or Restricted Stock Unit Award some or all (as determined by the Company) of such Issued Shares at the price per share specified below. In addition, upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Issued Shares received pursuant to a Restricted Stock Award any Issued Shares which have not vested as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Repurchase Event or Termination Event as applicable (the “Non-Option Shares Repurchase Period”). The “Non-Option Shares Repurchase Price” shall be (i) in the case of Issued Shares which are vested as of the date of the Repurchase Event, the Fair Market Value of such Issued Shares as of the date the Company elects to exercise its repurchase rights in connection with a Repurchase Event and (ii) in the case of Issued Shares which have not vested as of the date of the Repurchase Event or Termination Event (as applicable), the lower of the original per share purchase price paid by the recipient subject to adjustment as provided in Section 3(b) or the current Fair Market Value of such Issued Shares as of the date the Company elects to exercise its repurchase rights in connection with a Repurchase Event or Termination Event (as applicable).
(iii)    Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the Option Shares Repurchase Period or Non-Option Shares Repurchase Period, as applicable, of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the

Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the Option Shares Repurchase Price or the Non-Option Shares Repurchase Price, as applicable; provided, however, that the Company may pay the Option Shares Repurchase Price or Non-Option Shares Repurchase Price, as applicable, by offsetting and canceling any indebtedness then owed by the Holder to the Company.
(d)    Drag Along Right. In the event the holders of a majority of the Company’s equity securities then outstanding (the “Majority Shareholders”) determine to enter into a Sale Event in a bona fide negotiated transaction (a “Sale”), with any non-Affiliate of the Company or any majority shareholder (in each case, the “Buyer”), a Holder of Issued Shares, including any Permitted Transferees, shall be obligated to and shall upon the written request of the Majority Shareholders: (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Holder’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of an Option (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 9(d).
(e)    Escrow Arrangement.
(i)    Escrow. In order to carry out the provisions of Sections 9(b), (c), and (d) of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Holder in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder and any Permitted Transferee, as the Holder’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Holder, deliver to the Holder (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section.
(ii)    Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that a Holder, any Permitted Transferees or any other Person is required to sell a Holder’s Issued Shares pursuant to the provisions of Sections 9(b), (c), or (d) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder, any Permitted Transferees or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 9(b) (c), or (d), such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.
(f)    Lockup Provision. A Holder agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter reflecting the agreement set forth in this Section.
(g)    Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s Stock, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Issued Shares.
(h)    Termination. The terms and provisions of Section 9(b), Section 9(c) (except for the Company’s right to repurchase unvested Restricted Stock Awards upon a Termination Event) and Section 9(d) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or a successor entity) of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly-traded on NASDAQ or any national security exchange.
SECTION 10. TAX WITHHOLDING
(a)    Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.
(b)    Payment in Stock. Subject to approval by the Committee, the Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.
SECTION 11. SECTION 409A AWARDS.
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.
SECTION 12. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law (or for any other lawful purpose), but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Awards and by granting such holders new Awards in replacement of the cancelled Awards. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (f)(4) of Rule 12h-1 of the Exchange Act.
SECTION 13. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award or Awards.
SECTION 14. GENERAL PROVISIONS
(a)    No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.
(b)    Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 9 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).
(c)    No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.
(d)    Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.
(e)    Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
(f)    Legend. Any certificate(s) representing the Issued Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers)

contained in the ThredUp, Inc. Second Amended and Restated 2010 Stock Incentive Plan and any agreement entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).
(g)    Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the Optionholder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.
SECTION 15. EFFECTIVE DATE OF PLAN
The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s security holders, whichever is earlier.
SECTION 16. GOVERNING LAW
This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

DATE ORIGINALLY ADOPTED BY THE BOARD OF DIRECTORS:	February 8, 2010

DATE ORIGINALLY APPROVED BY THE STOCKHOLDERS:	February 8, 2010

DATE MOST RECENTLY AMENDED BY THE BOARD OF DIRECTORS:	January 22, 2021

DATE MOST RECENTLY APPROVED BY THE STOCKHOLDERS:	February 1, 2021

INCENTIVE STOCK OPTION GRANT NOTICE
UNDER THE THREDUP, INC.
SECOND AMENDED AND RESTATED
2010 STOCK INCENTIVE PLAN
Pursuant to the ThredUp, Inc. Second Amended and Restated 2010 Stock Incentive Plan (the “Plan”), ThredUp, Inc., a Delaware corporation (together with any successor thereto, the “Company”), has granted to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company indicated above (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Stock Option Grant Notice (the “Grant Notice”), the Incentive Stock Option Agreement (the “Agreement”) and in the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

Name of Optionee:		(the “Optionee”)

No. of Underlying Shares:		Shares of Common Stock

Grant Date:

Vesting Commencement Date:		(the “Vesting Commencement Date”)

Expiration Date:		(the “Expiration Date”)

Option Exercise Price/Share:	$	(the “Option Exercise Price”)

Vesting Schedule:
25 percent of the Underlying Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Underlying Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company at such time. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Option Shares shall be treated as provided in Section 3(c) of the Plan[ provided; however INSERT ANY ACCELERATED VESTING PROVISION HERE].

Attachments: Incentive Stock Option Agreement, Second Amended and Restated 2010 Stock Incentive Plan
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INCENTIVE STOCK OPTION AGREEMENT
UNDER THE THREDUP, INC.
SECOND AMENDED AND RESTATED
2010 STOCK INCENTIVE PLAN
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1.    Vesting, Exercisability and Termination.
(a)    No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b)    Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Underlying Shares on the respective dates indicated below:
(i)    All Underlying Shares shall initially be unvested and unexercisable.
(ii)    The Underlying Shares shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c)    Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):
(i)    Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is less than 36 months of continuous service, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is equal to or more than 36 months of continuous service, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 36 months from the date of death or disability or until the Expiration Date, if earlier.
(ii)    Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is less than 36 months of continuous service, and unless otherwise determined by the
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Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date or other termination date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is equal to or more than 36 months of continuous service, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 36 months from the date of termination or until the Expiration Date or other termination date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option that is not exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.
(d)    It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Option Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Option Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Option Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent the Underlying Shares and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.
2.    Exercise of Stock Option.
(a)    The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Underlying Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Sections 5(a)(iv)(A), (B), (C) or (D) of the Plan, subject to the limitations
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contained in such Sections of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4.    Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5.    Restrictions on Transfer of Option Shares. The Option Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.
6.    Miscellaneous Provisions.
(a)    Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b)    Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.
(c)    Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.
(d)    Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope hereof, and as to all other matters shall be governed by and construed in accordance with
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the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e)    Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(f)    Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(g)    Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
(h)    Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(i)    Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(j)    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
7.    Dispute Resolution.
(a)    Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b)    The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good
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cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c)    The Company, the Optionee, each party to the Agreement and any other holder of Stock issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d)    Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
8.    Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the
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Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.
[SIGNATURE PAGE FOLLOWS]
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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

THREDUP, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A
STOCK OPTION EXERCISE NOTICE
ThredUp, Inc.
Attention: [____________________]

Pursuant to the terms of the stock option agreement between the undersigned and ThredUp, Inc. (the “Company”) dated __________ (the “Agreement”) under the ThredUp, Inc. Second Amended and Restated 2010 Stock Incentive Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Underlying Shares] _______ Underlying Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check payable to ThredUp, Inc.

[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe))

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i)    I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)    I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)    I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.
(iv)    I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.
(v)    I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing
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Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.
(vi)    I have read and understand the Plan and acknowledge and agree that the Underlying Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii)    I understand and agree that the Company has a right of first refusal with respect to the Underlying Shares pursuant to Section 9(b) of the Plan.
(viii)    I understand and agree that the Company has certain repurchase rights with respect to the Underlying Shares pursuant to Section 9(c) of the Plan.
(ix)    I understand and agree that I may not sell or otherwise transfer or dispose of the Underlying Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x)    I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

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NON-QUALIFIED STOCK OPTION GRANT NOTICE
UNDER THE THREDUP, INC.
SECOND AMENDED AND RESTATED
2010 STOCK INCENTIVE PLAN
Pursuant to the ThredUp, Inc. Second Amended and Restated 2010 Stock Incentive Plan (the “Plan”), ThredUp, Inc., a Delaware corporation (together with any successor thereto, the “Company”), has granted to the Optionee, who is an officer, employee, director, Consultant or other key person of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company indicated above (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice (the “Grant Notice”), the Non-Qualified Stock Option Agreement (the “Agreement”) and in the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:		(the “Optionee”)

No. of Underlying Shares:		Shares of Common Stock

Grant Date:

Vesting Commencement Date:		(the “Vesting Commencement Date”)

Expiration Date:		(the “Expiration Date”)

Option Exercise Price/Share:	$	(the “Option Exercise Price”)

Vesting Schedule:
25 percent of the Underlying Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Underlying Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company at such time. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Option Shares shall be treated as provided in Section 3(c) of the Plan[ provided; however INSERT ANY ACCELERATED VESTING PROVISION HERE].

Attachments: Non-Qualified Stock Option Agreement, Second Amended and Restated 2010 Stock Incentive Plan
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NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE THREDUP, INC.
SECOND AMENDED AND RESTATED
2010 STOCK INCENTIVE PLAN
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1.    Vesting, Exercisability and Termination.
(a)    No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b)    Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Underlying Shares on the respective dates indicated below:
(i)    All Underlying Shares shall initially be unvested and unexercisable.
(ii)    The Underlying Shares shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c)    Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):
(i)    Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is less than 36 months of continuous service, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is equal to or more than 36 months of continuous service, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 36 months from the date of death or disability or until the Expiration Date, if earlier.
(ii)    Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is less than 36 months of continuous service, and unless otherwise determined by the
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Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date or other termination date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code) and the duration of Optionee’s Service Relationship with the Company is equal to or more than 36 months of continuous service, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 36 months from the date of termination or until the Expiration Date or other termination date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option that is not exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.
2.    Exercise of Stock Option.
(a)    The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Underlying Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Sections 5(a)(iv)(A), (B), (C), (D) or (E) of the Plan, subject to the limitations contained in such Sections of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4.    Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary
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predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5.    Restrictions on Transfer of Option Shares. The Option Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.
6.    Miscellaneous Provisions.
(a)    Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b)    Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.
(c)    Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.
(d)    Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope hereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e)    Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(f)    Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(g)    Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
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(h)    Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(i)    Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(j)    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
7.    Dispute Resolution.
(a)    Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b)    The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c)    The Company, the Optionee, each party to the Agreement and any other holder of Stock issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of
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temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d)    Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
8.    Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.
[SIGNATURE PAGE FOLLOWS]
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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

THREDUP, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A
STOCK OPTION EXERCISE NOTICE
ThredUp, Inc.
Attention: [____________________]

Pursuant to the terms of the stock option agreement between the undersigned and ThredUp, Inc. (the “Company”) dated __________ (the “Agreement”) under the ThredUp, Inc. Second Amended and Restated 2010 Stock Incentive Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Underlying Shares] _______ Underlying Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check payable to ThredUp, Inc.

[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe))

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i)    I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)    I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)    I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.
(iv)    I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.
(v)    I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing
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Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.
(vi)    I have read and understand the Plan and acknowledge and agree that the Underlying Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii)    I understand and agree that the Company has a right of first refusal with respect to the Underlying Shares pursuant to Section 9(b) of the Plan.
(viii)    I understand and agree that the Company has certain repurchase rights with respect to the Underlying Shares pursuant to Section 9(c) of the Plan.
(ix)    I understand and agree that I may not sell or otherwise transfer or dispose of the Underlying Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x)    I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

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NON-QUALIFIED STOCK OPTION GRANT NOTICE
UNDER THE THREDUP, INC.
AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN
FOR NON-U.S. OPTIONEES
Pursuant to the ThredUp, Inc. Amended and Restated 2010 Stock Incentive Plan (the “Plan”), ThredUp, Inc., a Delaware corporation (together with any successor thereto, the “Company”), has granted to the Optionee, who is an officer, employee, director, Consultant or other key person of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company indicated above (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice for Non-U.S. Optionees (the “Grant Notice”), the Non-Qualified Stock Option Agreement for Non-U.S. Optionees, including any special terms and conditions for the Optionee’s country set forth in the addendum attached thereto as Appendix A (the “Addendum”) (collectively, the “Agreement”) and in the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the U.S. Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:		(the “Optionee”)

No. of Underlying Shares:		Shares of Common Stock

Grant Date:

Vesting Commencement Date:		(the “Vesting Commencement Date”)

Expiration Date:		(the “Expiration Date”)

Option Exercise Price/Share:	$	(the “Option Exercise Price”)

Vesting Schedule:
25 percent of the Underlying Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship at such time. Thereafter, the remaining 75 percent of the Underlying Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship at such time. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Option Shares shall be treated as provided in Section 3(c) of the Plan; provided, however [INSERT ANY ACCELERATED VESTING PROVISION HERE].

Attachments: Non-Qualified Stock Option Agreement for Non-U.S. Optionees (including the Addendum), Amended and Restated 2010 Stock Incentive Plan
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NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE THREDUP, INC.
AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN
FOR NON-U.S. OPTIONEES
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1.    Vesting, Exercisability and Termination.
(a)    No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b)    Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Underlying Shares on the respective dates indicated below:
(i)    All Underlying Shares shall initially be unvested and unexercisable.
(ii)    The Underlying Shares shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c)    Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):
(i)    Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier.
(ii)    Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date or other termination date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee.
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Furthermore, for purposes of this Stock Option, the Optionee’s Service Relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any). Unless otherwise expressly provided in this Agreement, the Plan or determined by the Company, the Optionee’s right to vest in this Stock Option under the Plan, if any, will terminate as of such date, and the period (if any) during which the Optionee may exercise this Stock Option after termination of the Optionee’s Service Relationship will commence on such date (the “Termination Date”). The Termination Date will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her Stock Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence). Any portion of this Stock Option that is not exercisable on the Termination Date shall terminate immediately and be null and void.
2.    Exercise of Stock Option.
(a)    The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix B hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Underlying Shares to be purchased. Payment of the Option Exercise Price may be made by one or more of the methods described in Sections 5(a)(iv)(A), (B), (C), (D) or (E) of the Plan, subject to the limitations contained in such Sections of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4.    Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). If permitted by the Company, the Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; if validly designated under applicable law, such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If
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the Optionee does not designate a beneficiary, if the designated beneficiary predeceases the Optionee, if a beneficiary designation is not permitted by the Company or not valid under applicable law, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5.    Restrictions on Transfer of Option Shares. The Option Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.
6.    Responsibility for Taxes
(a)    The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary or other company for which the Optionee provides services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Optionee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Option Shares acquired upon the exercise of this Stock Option and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other compensation paid to the Optionee by the Company or the Service Recipient, (ii) withholding from proceeds of the sale of the Option Shares acquired upon the exercise of this Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization) without further consent, (iii) withholding from the Option Shares otherwise issuable at exercise of this Stock Option, or (iv) any method determined by the Committee to be in compliance with applicable laws.
Depending on the withholding method, the Company and/or Service Recipient may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee may receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is
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satisfied by withholding in Option Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Option Shares subject to the exercised Stock Option, notwithstanding that a number of the Option Shares is held back solely for the purpose of paying the Tax-Related Items.
(c)    Finally, the Optionee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Underlying Shares or the proceeds of the sale of the Option Shares acquired upon the exercise of this Stock Option, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.
7.    Nature of Grant. In accepting this Stock Option, the Optionee acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;
(c)    all decisions with respect to future stock options or other grants, if any, will be at the sole discretion of the Company;
(d)    the grant of this Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming a Service Relationship and shall not interfere with the ability of the Service Recipient to terminate the Optionee’s Service Relationship (if any);
(e)    the Optionee is voluntarily participating in the Plan;
(f)    this Stock Option and the Underlying Shares subject to this Stock Option, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)    this Stock Option and the Underlying Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)    the future value of the Option Shares is unknown, indeterminable, and cannot be predicted with certainty;
(i)    if the Option Shares do not increase in value, this Stock Option will have no value;
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(j)    if the Optionee exercises this Stock Option and acquires Option Shares, the value of such Option Shares may increase or decrease in value, even below the Option Exercise Price;
(k)    no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any), and in consideration of the grant of this Stock Option, the Optionee agrees not to institute any claim against the Company, the Service Recipient or any other Subsidiary;
(l)    unless otherwise agreed with the Company, this Stock Option and any Option Shares acquired upon the exercise of this Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any Subsidiary;
(m)    unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Stock; and
(n)    neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of Option Shares acquired upon the exercise of this Stock Option.
8.    Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other grant materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee understands that the Company and the Service Recipient may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Stock Options or any other entitlement to Option Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Optionee understands that Data may be transferred to a third party stock plan service provider, which may assist the Company (presently or in the future) with the implementation, administration and management of the Plan. The Optionee understands that
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the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her Service Relationship will not be affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant this Stock Option or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.
9.    Miscellaneous Provisions.
(a)    Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b)    Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.
(c)    Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.
(d)    Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope hereof, and as to all other matters shall be governed by and construed in accordance with
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the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e)    Compliance with Law. Notwithstanding any other provision in the Plan or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Stock, the Company shall not be required to permit the exercise of this Stock Option and/or delivery any Option Shares prior to the completion of any registration or qualification of the shares of Common Stock under any U.S. or non-U.S. local, state or federal securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the Common Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Option Shares. Further, the Optionee agrees that the Company shall have unilateral authority to amend this Agreement without the Optionee’s consent to the extent necessary to comply with securities or other laws applicable to the issuance of Option Shares.
(f)    Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that, depending on his or her country, the Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to acquire, sell or attempt to sell Option Shares or rights to shares of Common Stock (e.g., Stock Options) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by laws in the applicable jurisdiction or the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions as well as any applicable Company insider trading policy, and the Optionee is advised to speak to his or her personal advisor on this matter.
(g)    Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(h)    Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(i)    Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
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(j)    Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Pan through an on-line electronic system established and maintained by the Company or a third party designated by the Company.
(k)    Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(l)    Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(m)    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
(n)    Language. If the Optionee has received this Agreement, or any other document related to this Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
(o)    Addendum. Notwithstanding any provisions in this Non-Qualified Stock Option Agreement for Non-U.S. Optionees, this Stock Option shall be subject to any special terms and conditions for the Optionee’s country set forth in the Addendum attached hereto as Appendix A. Moreover, if the Optionee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Non-Qualified Stock Option Agreement for Non-U.S. Optionees.
(p)    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on the Option Shares acquired upon the exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
(q)    Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other optionee.
(r)    Foreign Asset/Account Reporting Requirements. The Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements
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which may affect the Optionee’s ability to acquire or hold the Option Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on the Option Shares acquired under the Plan) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is his or her responsibility to be compliant with such regulations, and the Optionee should speak to his or her personal advisor on this matter.
10.    Dispute Resolution.
(a)    Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b)    The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c)    The Company, the Optionee, each party to the Agreement and any other holder of Common Stock issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 10 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d)    Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision
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in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
[SIGNATURE PAGE FOLLOWS]
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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

THREDUP, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 10 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

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Appendix A
ADDENDUM
SPECIAL TERMS AND CONDITIONS
TO NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE THREDUP, INC.
AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN
FOR NON-U.S. OPTIONEES
Capitalized terms, unless explicitly defined in this Addendum, shall have the meanings given to them in the Non-Qualified Stock Option Agreement for Non-U.S. Optionees (“Stock Option Agreement”) or in the Plan.
Terms and Conditions
This Addendum includes special terms and conditions that govern the Optionee’s Stock Option if the Optionee resides and/or works in one of the countries listed below. If the Optionee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to the Optionee.
Notifications
This Addendum also includes information regarding securities, exchange control, tax and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of October 2020. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information contained herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises this Stock Option or at the time the Optionee sells the Option Shares acquired upon the exercise of this Stock Option. In addition, the information is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result; therefore, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.
If the Optionee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the notifications contained herein may not be applicable to the Optionee in the same manner.
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FRANCE
Terms and Conditions
Language Consent. By accepting this Stock Option, the Optionee confirms having read and understood the Plan and Stock Option Agreement which were provided in the English language. The Optionee accepts the terms of those documents accordingly.
Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, le Bénéficiaire de l’Option confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. le Bénéficiaire de l’Option accepte les termes de ces documents en connaissance de cause.
Notifications
Foreign Asset/Account Reporting Information. The Optionee may hold Option Shares acquired under the Plan outside of France provided the Optionee declares all foreign bank and brokerage accounts (including accounts opened or closed during the tax year) in the Optionee’s income tax return. Failure to comply could trigger significant penalties.
Tax Information. This Stock Option is not intended to qualify for special tax and social insurance treatment in France under Section L. 225-177 to L. 225-186-1.
INDIA
Terms and Conditions
Exercise of Stock Option. The following provisions supplement Section 2 of the Stock Option Agreement:
Notwithstanding any provision of the Stock Option Agreement or the Plan, the Optionee may not exercise this Stock Option until the date that is the earlier of (i) the Company’s Initial Public Offering; or (ii) t the Option Shares subject to the Stock Option are otherwise listed on a recognized exchange (whether in or outside of India), provided, however, that the Committee, in its sole discretion, may allow for an earlier exercise of the Stock Option.
Notwithstanding any provision of the Stock Option Agreement or the Plan, the Optionee may pay the Option Exercise Price only by using the method described in Section 5(a)(iv)(D) of the Plan. The Company reserves the right to provide the Optionee with additional methods of exercise depending on the development of local law.
Notifications
Exchange Control Information. The Optionee understands that he or she must repatriate any proceeds from the sale of Option Shares acquired under the Plan or the receipt of dividends paid on such Option Shares to India within such time prescribed under applicable Indian exchange control laws as may be amended from time to time. The Optionee will receive a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency. The Optionee should maintain the FIRC as evidence of the repatriation of the proceeds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. The
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Optionee is also responsible for complying with any other exchange control laws in India that may apply to the Stock Option or the Option Shares acquired under the Plan.
Foreign Asset/Account Reporting Information. The Optionee is required to declare any foreign bank accounts for which Optionee has signing authority and any foreign financial assets (including Option Shares acquired under the Plan) in his or her annual tax return. It is the Optionee’s responsibility to comply with this reporting obligation and the Optionee should consult his or her personal advisor in this regard.
MEXICO
Terms and Conditions
Nature of Grant. The following provision supplements Section 7 of the Stock Option Agreement (Nature of Grant):
By accepting this Stock Option, the Optionee acknowledges that he or she has received a copy of the Plan and the Stock Option Agreement, which he or she has reviewed. The Optionee further acknowledges that he or she accepts all the provisions of the Plan and the Stock Option Agreement. The Optionee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Nature of Grant” section in Section 7 of the Stock Option Agreement, which clearly provides as follows:
(a)    The Optionee’s participation in the Plan does not constitute an acquired right;
(b)    the Plan and the Optionee’s participation in it are offered by the Company on a wholly discretionary basis;
(c)    the Optionee’s participation in the Plan is voluntary; and
(d)    the Company and its Subsidiaries are not responsible for any decrease in the value of any Option Shares acquired upon exercise of this Stock Option.
Labor Law Policy and Acknowledgement. By accepting this Stock Option, the Optionee acknowledges that ThredUp, Inc. with registered offices at 114 Sansome Street, 5th floor, San Francisco, California 94104, U.S.A., is solely responsible for the administration of the Plan and that the Optionee’s participation in the Plan and acquisition of this Stock Option or any Option Shares under the Plan do not constitute a service agreement and do not guarantee the Optionee the right to continue his or her service with the Company or any Subsidiary since the Optionee is participating in the Plan on a wholly commercial basis. Based on the foregoing, the Optionee expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan, do not establish any rights between the Optionee and the Company, and do not form part of any service agreement between the Optionee and the Company or any Subsidiary, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Optionee’s service agreement.
The Optionee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the
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absolute right to amend and/or discontinue the Optionee’s participation in the Plan at any time, without any liability to the Optionee.
Finally, the Optionee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, any Subsidiary, affiliates, branches, representation offices, shareholders, officers, agents and legal representatives, with respect to any claim that may arise.
Términos y Condiciones
Naturaleza de la Concesión. Esta disposición suplementa la Sección 7 del Contrato de la Opción de Compra de Acciones(“Naturaleza de la Concesión” o “Nature of Grant,” en Ingles):
Al aceptar esta Opción de Compra de Acciones, el Beneficiario reconoce que ha recibido una copia del Plan y del Contrato de la Opción de Compra de Acciones, que el Beneficiario ha revisado. El Beneficiario reconoce, además, que acepta todas las disposiciones del Plan y del Contrato de la Opción de Compra de Acciones . El Beneficiario también reconoce que ha leído la Sección 7 del Contrato de la Opción de Compra de Acciones intitulada “Naturaleza de la Concesión” y que específica y expresamente aprueba los términos y condiciones establecidos en dicha sección, que claramente establece lo siguiente:
(a)    La participación del Beneficiario en el Plan no constituye un derecho adquirido;
(b)    El Plan y la participación del Beneficiario en el Plan se ofrecen por la Compañía de manera totalmente discrecional;
(c)    La participación del Beneficiario en el Plan es voluntaria; y
(d)    La Compañía y sus Subsidiarias no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer la Opción de Compra de Acciones.
Política de Ley Laboral y Reconocimiento. Al aceptar esta Opción de Compra de Acciones, el Beneficiario reconoce que ThredUp, Inc. con oficinas registradas en 114 Sansome Street, 15th floor, San Francisco, California 94104, EE.UU., es únicamente responsable por la administración del Plan. Además, el Beneficiario reconoce que su participación en el Plan, el otorgamiento de esta Opción de Compra de Acciones y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un acuerdo de servicios y no garantizan el derecho del Beneficiario de continuar prestando sus servicios a la Compañía o cualquier Subsidiaria, ya que el Beneficiario está participando en el Plan sobre una base exclusivamente comercial. Con base en lo anterior, el Beneficiario expresamente reconoce que el Plan y los beneficios que el Beneficiario podría derivar al participar en el Plan no establecen derecho alguno entre el Beneficiario y la Compañía y no forman parte de ningún acuerdo de servicios celebrado entre el Beneficiario y la Compañía o cualquier Subsidiaria, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del acuerdo de servicios del Beneficiario.
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Además, el Beneficiario entiende que su participación en el Plan re resulta de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Beneficiario en el Plan en cualquier momento, sin responsabilidad alguna para con el Beneficiario.
Finalmente, el Beneficiario en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, cualquier Subsidiaria, afiliadas, sucursales, oficinas de representación, accionistas, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.
UKRAINE
Notifications
Exchange Control Information. Ukrainian residents are subject to exchange control restrictions which may affect their ability to remit funds abroad for the purchase of foreign securities and/or their ability to hold securities or cash in an account outside of Ukraine. In particular, Ukrainian residents may be required to obtain an “investment license” (for the purchase of Option Shares) and/or a “placement license” (for the placement of shares of Common Stock or cash outside of Ukraine) from the National Bank of Ukraine.
In addition, Ukrainian residents may be required to notify the National Bank of Ukraine within three days of opening a foreign brokerage account.
Because exchange control restrictions in the Ukraine are subject to frequent changes, Ukrainian residents should consult with their personal legal advisor to determine their responsibilities under Ukrainian exchange control laws prior to exercising this Stock Option.
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Appendix B
STOCK OPTION EXERCISE NOTICE
FOR NON-U.S. OPTIONEES
ThredUp, Inc.
Attention: [____________________]

Pursuant to the terms of the non-qualified stock option agreement for non-U.S. Optionees between the undersigned and ThredUp, Inc. (the “Company”) dated __________ (including the addendum attached thereto, the “Agreement”) under the ThredUp, Inc. Amended and Restated 2010 Stock Incentive Plan , I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Underlying Shares] _______ Underlying Shares. Unless I am restricted to using a prescribed method of payment pursuant to the terms of the Agreement, I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check payable to ThredUp, Inc.

[ ]	3.	Other (as referenced in the Agreement and described in the Plan provided such form of payment has been permitted by the Company (please describe))

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i)    I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)    I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)    I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.
(iv)    I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.
(v)    I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable
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state securities or “blue sky” or foreign laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the U.S. Securities Act of 1933 and under any applicable state securities or “blue sky” or foreign laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.

Sincerely yours,

Name:

Address:

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